MARGATE INDUSTRIES, INC.
                          129 North Main Street
                          Yale, Michigan 48097
                             (810) 387-4300
                         _______________________

                             PROXY STATEMENT
                         _______________________

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        To Be Held June 20, 2001

TO THE SHAREHOLDERS OF MARGATE INDUSTRIES, INC.

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Margate Industries, Inc., a Delaware corporation (the "Company") will be held at the Company's offices at 129 North Main Street, Yale, Michigan 48097, on June 20, 2001, at 9:00 a.m., Eastern Daylight Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1.   To elect two (2) directors of the Company;

     2.   To approve the Margate Industries, Inc. 2001 Stock Plan (the
          "Plan"); and

     3. To transact such other business as properly may come before the meeting or any adjournment thereof.

Only holders of the voting $.015 par value common stock of the Company of record at the close of business on May 18, 2001 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

A copy of the Company's Annual Report to Shareholders for the year ended December 31, 2000 accompanies this Notice of Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.

                                   WILLIAM H. HOPTON
Yale, Michigan                          PRESIDENT
May 21, 2001

                        MARGATE INDUSTRIES, INC.
                          129 North Main Street
                          Yale, Michigan  48097
                             (810) 387-4300
                         _______________________

                             PROXY STATEMENT
                         _______________________

                     ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD JUNE 20, 2001


                           GENERAL INFORMATION
                           -------------------

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Margate Industries, Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders (the "Meeting") to be held at the Company's offices, 129 North Main Street, Yale, Michigan 48097, on June 20, 2001, at 9:00 a.m., Eastern Daylight Time, and at any adjournment thereof. It is anticipated that this proxy statement and the accompanying proxy will be mailed to the Company's shareholders on or about May 21, 2001.

     Any person signing and returning the enclosed proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company' shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

     The Company's Annual Report to Shareholders for the Company's fiscal year ended December 31, 2000, accompanies this proxy, but does not constitute part of these proxy soliciting materials.

                  SHARES OUTSTANDING AND VOTING RIGHTS
                  ------------------------------------

     All voting rights are vested exclusively in the holders of the Company's $.015 par value common stock, with each share entitled to one vote. Only shareholders of record at the close of business on May 18, 2001, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On May 18, 2001, the Company had 1,879,542 shares of its $.015 par value common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the

Meeting, including the election of directors and the approval of the 2001 Stock Plan. Cumulative voting in the election of directors is not permitted.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting. Abstentions and broker non-votes will have no effect on the election of directors, but will be counted for purposes of determining if a quorum is present. The nominees for director receiving the most votes for their election will be elected director, providing a quorum is present. The affirmative vote of a majority of shares represented at the meeting, providing a quorum is present, is necessary to approve the 2001 Stock Plan.

                      SECURITY OWNERSHIP OF CERTAIN
                    BENEFICIAL OWNERS AND MANAGEMENT
                    --------------------------------

     The following table sets forth as of May 18, 2001, information with respect to the ownership of the Company's $.015 par value common stock by each person known by the Company to own beneficially more than 5% of the outstanding common stock, and by each of its officers and directors and by all officers and directors collectively as a group:

                                          Amount and
                                          Nature of
Name and Address of                       Beneficial    Percent of
 Beneficial Owner                         Ownership      Class (1)
------------------------------------------------------------------

Frederick G. and Patricia W. Schriever     283,512         15.1%

Denis R. LeDuc                             122,641          6.5%

David A. Widlak                            156,058          8.3%

Delbert W. Mullens                          42,509          2.3%

William H. Hopton                           92,324          4.9%

All Officers and Directors                 697,044         37.1%
of the Company & Subsidiaries
as a Group (5 Persons)
_____________________

(1) Each person has sole voting and investment power with respect to the shares shown.

CHANGES IN CONTROL.

          On July 10, 2000, the Company entered into an agreement and plan of merger with c-Spectra, Inc. (previously named B2B Euro Wireless.com). The original agreement was terminated by the mutual consent of the parties and a new modified agreement is currently being negotiated.

                          ELECTION OF DIRECTORS
                          ---------------------
                        (Proposal 1 of the Proxy)

     The Company's Articles of Incorporation presently provide for a Board of Directors of not less than five (5) nor more than seven (7) members.
The number of Directors of the Company has been fixed not to exceed six (6) by the Company's Board of Directors. The Board of Directors are divided into three classes of two directors which hold office for a period of three years. Shareholders elect one class each year for a three year term. Mr. Delbert W. Mullens and Mr. David A. Widlak, current Class B Directors, are nominated to serve new three (3) year terms.

     A majority of the Company's Board of Directors recommends election of the two (2) Class B nominees listed below and for the term indicated, to hold office until the Annual Meeting of Shareholders in the year 2004 and until his successor is elected and qualified or until his earlier death, resignation or removal. The person named as "proxies" in the enclosed form of proxy, who have been designated by management, intend to vote for the two (2) nominees for election as directors unless otherwise instructed in such proxy. If at the time of the Meeting, the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominees, if any, as shall be designated by a majority of the Board of Directors.

     The following table sets forth the name and age of the nominees for Class B Directors, indicating all positions and offices with the Company presently held by them, the period during which they have served as such, and the class and term for which they have been nominated:

                 CLASS B NOMINEES - TERM EXPIRING AT THE
                   ANNUAL SHAREHOLDERS MEETING IN 2004

                            Other Positions                Period Served
                            and Offices Held                as Director
     Name             Age   with the Company               of the Company
     ----             ---   ----------------               --------------
Delbert W. Mullens    56    Director                      July 1990 to present
David A. Widlak       52    Vice President, Secretary     November 1987 to present
                            and Director

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES SET FORTH ABOVE AS A DIRECTOR FOR A THREE (3) YEAR TERM.

     The Company's Board of Directors held four (4) regular and three (3) special meetings during the fiscal year ended December 31, 2000, at which time all of the then directors were present or consented in writing to the actions taken at such meetings.

     There is no family relationship between any director or nominee for director of the Company and any other director, nominee or executive officer of the Company.

             DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY
             -----------------------------------------------

     Set forth below are the names of all Directors, including the two (2) Class B Nominees for director, and executive officers of the Company, all positions and offices held by each such person, the period during which they have served as such, and the principal occupations and employment of such persons during the last five years:

     FREDERICK G. SCHRIEVER (age 76) was the former Chairman of the Company's Board of Directors from November of 1987 to June 1999. President of Casting Sales, Inc. from 1972 to present. Casting Sales, Inc. is a manufacturer's representative of foundries and machining. Since 1955 to the present, Mr. Schriever has also been President of Amber Tool and Engineering which holds real estate and owns an interest in several machine shops. Since 1960 to the present, he has been President of J.P. Bell Co., a company specializing in machine levelers, Vice President of Casting Industries, Inc. and since 1996 Chairman of Machining Enterprise, Inc. a production machine shop. Mr. Schriever received a Bachelor of Science Degree in Organic Chemistry in 1949 from the University of Michigan. Mr. Schriever devotes as much time as necessary to the business of the Company and its subsidiaries.

     DELBERT W. MULLENS (age 56) has been a Director since July of 1990 and President of NHF since September 1, 1992. Mr. Mullens is also Chairman of Product-SDL Chemical, Inc. Mr. Mullens received a Bachelor of Science Degree in Business Administration from Tennessee State University. Mr. Mullens devotes as much time as is necessary to the business of the Company and its subsidiaries.

     WILLIAM H. HOPTON (age 66) has been President of the Company since April of 1988, and a Director of the Company since January of 1986. Mr. Hopton also served as the Company's Vice President from January of 1986 to April of 1988. Since 1984, Mr. Hopton has been President of NHF.
Effective September 1, 1992, Mr. Hopton retired as President of NHF but will provide consulting services to NHF as needed. Also, as of that date, he is devoting his business time to the management of Margate Industries, Inc. Mr. Hopton received a B.A. Degree in Business Administration from the University of Detroit in 1964.

     DAVID A. WIDLAK (age 52) has been Secretary and a Director of the Company since November of 1987. In February 1994 he was named Vice President. Also, Mr. Widlak is a director of Community Central Bank, of Mount Clemens, Michigan, a publicly held company since November 1999. He received a Bachelors Degree from Wayne State University in 1969 and a juris doctorate Degree in Law from the University of Michigan in 1972. Mr. Widlak devotes as much time as is necessary to the business of the Company and its subsidiaries.

     DENIS R. LEDUC (age 53) has been a Director since June 1999. He received his Bachelor Degree from Wayne State University in 1969 (cum laude) and a juris doctorate degree in law from the University of Michigan in 1972.

     The officers of the Company and its subsidiaries are elected by the respective Board of Directors at the first meeting after each annual meeting of shareholders and hold office until the next Annual Meeting or their earlier resignation or removal.

     The date of the next Annual Meeting of the Company will be determined by the Company's Board of Directors in accordance with Delaware law.

     Except for Mr. Widlak, no director holds a directorship in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

     COMPLIANCE WITH SECURITIES EXCHANGE ACT REPORTING REQUIREMENTS
     --------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons"), to file with the SEC initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2000, all Reporting Persons complied with all applicable filing requirements.

           THE BOARD OF DIRECTORS AND ITS STANDING COMMITTEES
           --------------------------------------------------

     The Company's Board of Directors has the responsibility to review the overall operations of the Company. The Board members are kept informed of the Company's results of operations and proposed plans and business objectives through periodic reports sent to them by the Company's management or presented at Board and Committee meetings. The Company's Board of Directors held four regular and three special meetings during the fiscal year ended December 31, 2000, at which time all of the then directors were present or consented in writing to the actions taken at such meetings.

DIRECTORS' COMPENSATION

     The directors receive $6,000 for each regular meeting they attend plus expenses. Special meetings are paid at $1,500. All directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attending Board and shareholder meetings.

BOARD COMMITTEES

     The Board of Directors has three principal standing committees which served during the year ended December 31, 2000.

NOMINATING COMMITTEE:

     The Nominating Committee recommends to the Board of Directors candidates to fill vacancies on the Board of Directors and consists of Frederick G. Schriever, David Widlak and William H. Hopton. The Nominating Committee has not established any formal policy or procedure for considering nominees recommended by shareholders.

AUDIT COMMITTEE:

     The Audit Committee was formed in June 2000 pursuant to the Audit Committee Charter (the "Charter"), which is included with this Proxy Statement as Appendix A. The Audit Committee consists of directors Mullens and LeDuc, two of the Company's non-employee and independent directors, and met one (1) time during fiscal 2000. The Audit Committee attends to and reports to the Board with respect to matters regarding the Company's independent public accountants, including, without limitation: annual review of the Charter; recommending to the Board the firm to be engaged as the independent public accountant for the next fiscal year; reviewing with the Company's independent accountant the scope and results of its audit and any related management letter; consulting with the independent public accountants and management with regard to the Company's accounting methods and adequacy of its internal accounting controls; approving the professional services rendered by the independent public accountants; reviewing the independence, management consulting services and fees of the independent public accountants; inquiring about significant risks or exposure and methods to minimize such risk; ensuring effective use of audit resources and preparing and supervising SEC reporting requirements.

AUDIT COMMITTEE REPORT:

     The Audit Committee has reviewed and discussed the audited financial statement for the year ended December 31, 2000 with management. Furthermore, the Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant's independence. Based on its review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements to be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 be filed with the Securities and Exchange Commission.

     RESPECTFULLY SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

          DELBERT W. MULLENS
          DENIS R. LEDUC

COMPENSATION COMMITTEE:

     The Compensation Committee, whose report follows, is composed of Delbert Mullens and Denis LeDuc, and reports directly to the Board of Directors. The Committee met one (1) time during 2000.

       COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
       -----------------------------------------------------------

     Mr. Mullens and Mr. LeDuc, members of the Compensation Committee, are non-employees of the Company.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE MANAGEMENT COMPENSATION
-------------------------------------------------------------------------

     The Compensation Committee of the Board of Directors evaluates and approves the overall policies which govern the annual base salaries of the Company's President and Chief Executive Officer ("CEO") and the Company's Vice President.

     The committee reviews and evaluates the Company's corporate performance and executive management compensation once each year. In making its evaluations, the committee considers a large number of factors including those set forth under "Compensation Policies" herein, together with other matters such as the inflation rate, and the Company's past performance, generally over consecutive three year time frames.

COMPENSATION POLICIES

     The Company's compensation policies, particularly as they apply to its Executive Officers, including Mr. Hopton, the President and CEO and Mr. Widlak, the Vice President, are designed to achieve the following major objectives:

1. To set base annual salaries (base income) for key Executive Officers which are deemed reasonably competitive in the context of American industry generally, and the automotive industry specifically. Business size, level of responsibility, complexity of operations, and long term performance and prospects are among the factors considered.

2. The committee considers a variety of intangible and other factors such as each person's likely future contribution to the Company's successful growth, the current state and prospects of the industry and the Company's long-term goals and strategies which might from time to time require temporary investment in personnel resources in the absence of immediate positive results. Further, the committee considers the compensation and benefits previously paid to its Executive Officers.

                         EXECUTIVE COMPENSATION
                         ----------------------

     The following table sets forth the total remuneration paid during the Company's last fiscal year ended December 31, 2000 and the prior two years to the President and Vice President:

==========================================================================================================
                                       SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------
                                                                    Long Term Compensation
                                                                 ------------------------------
                     Annual Compensation                                  Awards        Payouts
-----------------------------------------------------------------------------------------------

      (a)             (b)      (c)          (d)         (e)         (f)          (g)     (h)        (i)

                                                       Other                                       All
      Name                                             Annual   Restricted              LTIP      Other
      and                                              Compen-     Stock      Options/  Pay-      Compen-
   Principal                  Salary       Bonus       sation     Award(s)      SARs    outs      sation
   Position         Year (1)    ($)         ($)        ($)(2)       ($)        (#)(3)   ($)       ($)(4)
----------------------------------------------------------------------------------------------------------
William H. Hopton    2000    $ 90,000     $ -0-        $ 30,000                                   $ 33,200
 President and CEO   1999    $ 90,000     $ -0-        $ 14,000                80,000             $ 23,600
                     1998    $ 90,000     $ -0-        $ 30,000                     0             $ 23,300

David Widlak         2000    $ 66,000     $ -0-        $ 30,500                                   $ 32,500
 Vice President      1999    $ 66,000     $ -0-        $ 14,000                80,000             $ 21,900
                     1998    $ 66,000     $ -0-        $ 30,000                     0             $ 21,600
===========================================================================================================

(1)  Periods presented are for the year ended December 31.
(2)  Represents directors fees.
(3) Number of shares of Common Stock subject to options granted during the year indicated.
(4) Represents employer contributions for insurance, disability insurance, pension and car allowance.

OPTIONS GRANTED

     The following table sets forth the options that have been granted to the President and Vice President listed in the Executive Compensation Table during the Company's last fiscal year ended December 31, 2000.

              Option/SAR Grants in Last Fiscal Year (2000)
              --------------------------------------------
                            Individual Grants
---------------------------------------------------------------------------
       (a)             (b)            (c)            (d)           (e)
                                   % of Total
                     Options/     Options/SARs     Exercise
                       SARs        Granted to       or Base
                     Granted        Employees        Price      Expiration
     Name              (#)       in Fiscal year    ($/Share)       Date
     ----            -------     --------------     --------    ----------

William H. Hopton      N/A             N/A            N/A           N/A
 President

David A. Widlak        N/A             N/A            N/A           N/A
 Vice President

AGGREGATE OPTIONS EXERCISED IN 2000 AND OPTION VALUES AT DECEMBER 31, 2000

     The following table sets forth certain information regarding options to purchase shares of Common Stock exercised during the Company's 2000 fiscal year and the number and value of exercisable and unexercisable options to purchase shares of Common Stock held as of the end of the Company's 2000 fiscal year by the Executive Officers of the Company named in the Summary Compensation Table:

                 Aggregated Options Exercised in 2000
                and Option Values at December 31, 2000
--------------------------------------------------------------------------
       (a)              (b)          (c)        (d)             (e)
                                                            Value of
                                              Number of    Unexercised
                                             Unexercised   In-the-Money
                   Shares                    Options at     Options at
                  Acquired       Value        12/31/00       12/31/00
     Name        on Exercise   Realized(1)   Exercisable   Exercisable(2)
     ----        -----------   --------      -----------   -----------

William H. Hopton   80,000     $318,750          $0            $0
 President

David A. Widlak     80,000     $318,750          $0            $0
 Vice President
--------------------------------------------------------------------------

(1) Value realized is equal to the difference between the fair market value per share of Common Stock on the date of exercise and the option exercise price per share multiplied by the number of shares acquired upon exercise of an option.
(2) Value of exercisable/unexercisable in-the-money options is equal to the difference between the fair market value per share of Common Stock and the option exercise price per share multiplied by the number of shares subject to options.


                 TRANSACTIONS WITH MANAGEMENT AND OTHERS
                 ---------------------------------------

     The Company provides cleaning services to New Haven Foundry ("NHF") for products manufactured by that company. Mr. Delbert Mullens, an Officer and Director of the Company, is an officer and director and managing owner of Wesley Industries, Inc., the sole shareholder of NHF. Pursuant to the July 1990 agreement for the sale of NHF common stock, the Company provided exclusive cleaning services on all castings produced by NHF.

          Pursuant to the sale of the Company's equity interest in NHF on March 24, 1998 a new cleaning contract with NHF superseded and replaced the 1990 casting cleaning agreement. This new agreement grants the Company the exclusive right to clean all production castings produced by NHF for a minimum period of seven years commencing March 24, 1998. In the event of the Management and Option Agreement, described below, being extended beyond its six year term, the term of this agreement shall extend for one year beyond the termination date of the Management and Option Agreement. This contract may be terminated upon the exercise of NHF's option to purchase the Yale Industries, Inc. facility in accordance with the terms of the Management and Option

Agreement. Additionally, this contract may be terminated in the event that the operations of the Yale facility are no longer being managed by the Operations Manager as noted in the Management and Option Agreement.

     The terms of the 1990 sale also provided for a commission contract between NHF and the Company. The Company received a minimum of $150,000 per year, plus 3% of actual sales in excess of $35,000,000 but less than $40,000,000, plus an additional 2% on the actual sales that exceeded $40,000,000. Pursuant to the sale of the Company's equity interest in NHF on March 24, 1998, a new service fee contract superseded and replaced the 1990 commission agreement. The Company will receive quarterly service fee payments of $140,000 beginning on April 1, 1998, until January 1, 2003, for a total of $2,800,000 from NHF. The Company earned commissions and service fees from NHF amounting to $560,000, $560,000 and $564,807 in 2000, 1999 and 1998, respectively.

     On March 24, 1998, the Company sold its 45% ownership interest in NHF to Wesley Industries, Inc. who owned the remaining 55% interest. The sales price totaled $2,100,000 of which $1,500,000 was received in cash and a $600,000 note receivable, payable over five years.

     As noted above, this sale resulted in a new casting cleaning and service fee agreement. Additionally, there is also a Management and Option Agreement ("Agreement") entered into between Yale Industries, Inc., the Company, NHF and Wesley Industries, Inc. as a result of the sale. This Agreement established an Operations Manager responsible for the production operations at Yale and reports directly to NHF. This Agreement also granted Wesley the right to purchase 100% of the stock of Yale or substantially all of the assets related to Yale's business, at Wesley's option, at any time within six years of the Agreement. The purchase price under this option shall be Yale's earnings before interest and taxes ("EBIT") as defined in the Agreement for the 12 month period recently ended, multiplied by five, and in no event shall the purchase price under the option be less than $4,000,000 or more than $5,000,000 in cash, plus in the event of an asset purchase, the assumption of liabilities of Yale.

     On April 10th and April 12th 2001, the Company received payment from Wesley Industries, Inc. ("Wesley") for all of the past due amounts on the quarterly payments with interest at 18%. The Company also received payments for another note which became past due and all past due accounts receivables over 45 days. The total cash received was approximately $900,000. The cleaning contract with New Haven Foundry, Inc., a subsidiary of Wesley, was revised with payments beginning April 1, 2002 through January 1, 2005. The cleaning contract was extended one year after the last payment in 2005 in consideration of restructuring the payments. No default currently exists with Wesley or NHF.


                       APPROVAL OF 2001 STOCK PLAN
                       ---------------------------
                        (Proposal 2 of the Proxy)

     The 2001 Stock Plan is an important element of the Company's program to align employee motivation with our shareholders' interest and to provide appropriate equity compensation to employees. The following is a summary of the plan's principal features. A copy of the plan is printed as Appendix B to this Proxy Statement.

SUMMARY OF THE 2001 STOCK PLAN

     PURPOSE. The purpose of the 2001 Stock Plan (the "Plan") is to enable the Company to retain and attract executives, employees, consultants and non-employee directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

     ELIGIBILITY. Under the Plan, officers, employees, non-employee directors and consultants of the Company who are responsible for or contribute to the management, growth and/or profitability of the business of the Company are eligible to be granted Stock Option awards under the Plan. The Plan permits the granting of Options that qualify for treatment as incentive stock options under Code Section 422 ("Incentive Stock Options") and Options that do not qualify as Incentive Stock Options ("Non-Qualified Stock Options"). Only officers (who are employees) and other employees shall be eligible to receive Incentive Stock Options.

     STOCK SUBJECT TO PLAN. The total number of shares of Stock reserved and available for distribution under the Plan is 200,000. Such shares may consist, in whole or in part, of authorized and unissued shares and treasury shares, including shares which may become treasury shares as a result of purchases of outstanding shares which may be made from time to time by the Company. In the event of certain changes in the Company's capitalization or structure, an appropriate adjustment will be made to the number, kind or exercise price of shares as to which Options may thereafter be granted and as to the number of shares covered by unexercised outstanding Options. If any shares that have been optioned under this Plan cease to be subject to Options, are forfeited or such award otherwise terminates without Stock being issued or in the event that shares issued under the Plan are acquired by the Company pursuant to a right of repurchase or right of first refusal, such shares shall be available for distribution in connection with future awards under the Plan.

     ADMINISTRATION. The Plan will be administered by the Board of Directors or by a committee of not less than two directors, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board. The committee shall have the power and authority to grant Stock Options to eligible persons, pursuant to the terms of the Plan. The committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan; and to otherwise supervise the administration of the Plan. All decisions made by the committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

     TERMS OF OPTIONS. The option price per share of Stock purchasable under a Stock Option shall be determined by the committee at the time of grant and may not be less than 85% of the Fair Market Value of the Stock on the date of the grant of the Option. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of the Fair Market Value of the Stock on the date of the grant of the option. If a participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or

Subsidiary, the option price shall be no less than 110% of the Fair Marker value of the Stock on the date the option is granted.

     Stock Options shall be exercisable at such times or times as determined by the committee at or after the grant. If the participant is not an officer, director or consultant of the Company, the Options shall become exercisable at least as rapidly as 20% per year over the five year period commencing on the date of the grant.

     Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the committee and consistent with the Plan's purpose and applicable law.

     No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionees's lifetime, only by the optionee.

     The term of each Stock Option shall be fixed by the committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of the grant.

     AMENDMENT AND TERMINATION. Unless earlier terminated by the Board, the Plan will terminate ten years after the effective date. The Board may at any time modify or discontinue the Plan. No amendment or modification shall be made (i) which would impair the rights of an optionee or participant under a Stock Option theretofore granted or which would cause an optionee's or participant's existing Incentive Stock Option to no longer qualify as an Incentive Stock Option, without the optionee's or participant's consent, or (ii) which, without approval of the shareholders of the Company, would cause the Plan to no longer comply with (A) the rules promulgated by the Securities and Exchange Commission under authority granted in Section 16 of the Securities Exchange Act of 1934, as amended,
(B) Section 422 of the Code or (C) any other statutory or regulatory requirements.

FEDERAL INCOME TAX CONSEQUENCES

     Based on current provisions of the Code and of the regulations issued there under, the anticipated federal income tax consequences with respect to Options granted under the Plan are described below. However, participants should consult with their own tax advisors with respect to the tax consequences (both state and federal) of participation in the Plan.

     The 2001 Stock Plan is not a tax-qualified retirement plan under Code
Section 401(a) nor is it subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

     INCENTIVE STOCK OPTIONS. No taxable income is recognized by an employee upon the grant or exercise of the Incentive Stock Option. Correspondingly, the Company is not entitled to an income tax deduction as the result of the grant or exercise of an Incentive Stock Option. Any gain or loss resulting from the sale of shares of Common Stock acquired upon exercise of an Incentive Stock Option will be long-term capital gain or loss if the sale is made after the later of (1) two years from the date of its grant or (2) one year from the date of its exercise ("Exercise Date").

     If the Common Stock is sold to another person prior to the expiration of the holding periods described in the above sentence ("Disqualifying Disposition"), the employee will generally recognize ordinary income in the year of the sale in an amount equal to the difference between (1) the exercise price of the option (the "Option Price"), and (2) the lesser of the fair market value of the shares of Common Stock on (a) the Exercise Date or (b) the date of the Disqualifying Disposition. The Company will be entitled to an income tax deduction equal to the amount taxable to the employee. Any excess gain recognized by the employee upon the Disqualifying Disposition would be taxable as a capital gain, either as long-term or short-term depending upon whether the shares of Common Stock have been held for more than one year prior to the Disqualifying Disposition.

     The amount by which the fair market value of the Common Stock on the Exercise Date exceeds the Option Price constitutes an item of tax preference that may be subject to alternative minimum tax in the year that the Incentive Stock Option is exercised, depending on the facts and circumstances.

     NON-QUALIFIED STOCK OPTIONS. No taxable income will be recognized by the employee and the Company will not be entitled to a deduction at the time of the grant of a Non-Qualified Stock Option. Upon exercise of a Non-Qualified Stock Option, the employee generally will recognize ordinary income and the Company will be entitled to an income tax deduction in the amount by which the fair market value of the shares of Common Stock issued to the employee at the time of the exercise exceeds the Option Price. This income constitutes "wages" with respect to which the Company is required to deduct and withhold federal income tax.

     Upon the subsequent disposition of shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option, the employee will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the fair market value of the shares on the Exercise Date. If the shares have been held for more than one year at the time of the disposition, the capital gain or loss will be long-term.

     TAX RATES. The current maximum federal tax rate for long-term capital gain is 20%. The current marginal rate for ordinary federal income tax can be as much as 39.6%. Short-term capital gains are generally taxed as ordinary income.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN
                 FAVOR OF APPROVING THE 2001 STOCK PLAN.

                          INDEPENDENT AUDITORS
                          --------------------

     Perrin, Fordree & Company, P.C. currently serves the Company as independent auditors. Representatives of Perrin, Fordree & Company, P.C. will be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

AUDIT FEES

     Perrin, Fordree & Company, P.C. has billed the Company at total of $64,000 for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the review of the financial statements included in the Company's Forms 10-QSB and for the fiscal year ended December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Perrin, Fordree & Company, P.C. rendered no such services to the Company during the fiscal year ended December 31, 2000.

ALL OTHER FEES

     Perrin, Fordree & Company, P.C. rendered no other services to the Company during the fiscal year ended December 31, 2000.

     The Audit Committee of the Board of Directors has considered and determined that the provision of the services as described above by Perrin, Fordree & Company, P.C. is compatible with maintaining Perrin, Fordree & Company's independence.

                             OTHER BUSINESS
                             --------------

     As of the date of this proxy statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares outstanding is necessary to approve any such matters.

                              ANNUAL REPORT
                              -------------

     The Company's Annual Report for the year ended December 31, 2000, accompanies this proxy statement. The Annual Report is not incorporated into this proxy statement and is not to be considered part of the solicitation material.

                DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                -----------------------------------------

     Any proposal by a shareholder intended to be included in the Company's proxy materials for the Company's 2002 annual meeting must be received at the offices of the Company, 129 North Main Street, Yale, Michigan 48097, no later than January 21, 2002.

                              WILLIAM H. HOPTON, PRESIDENT
Yale, Michigan
May 21, 2001

                               APPENDIX A

                         AUDIT COMMITTEE CHARTER

                                 PURPOSE
                                 -------

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or to the members of the public; the Corporation's systems of internal controls regarding finance and accounting; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     * Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     * Review and appraise the audit efforts of the Corporation's independent accountants.

     * Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

MEMBERSHIP

The Audit Committee will be composed of not less than two (2) independent members of the Board. According to the rules for small business filers, at no time will the Committee be composed of less than a majority of independent Directors. They will be selected by the Board, taking into account prior experience in matters to be considered by the Committee, probable availability at times required for consideration of such matters, and their individual independence and objectivity.

The Committee's membership will meet the requirements of the Nasdaq Marketplace Rules and the rules and regulations of the Securities and Exchange Commission, as in effect or as may be amended in the future. Accordingly, a majority of the members will be directors independent of management and free from relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a Committee member.

Officers and/or employees of the Company or any of its subsidiaries may serve on the Committee (even a former officer who may be receiving pension or deferred compensation payments from the Corporation) if, in the opinion of the Board of Directors, the officer has the ability to exercise independent judgment and significantly assist the Committee to carry out its duties. However, as noted above, a majority of the Committee must be directors who are independent of any officers of the Company or any of its subsidiaries.

When considering relationships that might affect independence, including possible affiliate status, the Board of Directors will give appropriate consideration, in addition to its audit committee policy, to guidelines issued by the Securities and Exchange Commission, which were provided to assist Board of Directors in observing the spirit of the Securities and Exchange Commission's rules and regulations.

MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, and the independent accountants in separate executive sessions to discuss any matters that the Committee of each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials.

ACTIONS OF THE COMMITTEE

The Committee's activities will include the following actions:

     * Instruct the independent auditors that the Board of Directors is the client in its capacity as the shareholders' representative.

     * Expect the independent auditors to meet with the Board of Directors at least annually so the Board has a basis on which to recommend the independent auditors' appointment to the shareholders or to ratify its selection of the independent auditors.

     * Expect financial management and the independent auditors to analyze significant financial reporting issues and practices on a timely basis.

     * Expect financial management and the independent auditors to discuss with the audit committee:

          - Qualitative judgments about whether current or proposed accounting principles and disclosures are appropriate, not just acceptable.

          - Aggressiveness or conservatism of accounting principles and financial estimates.

     * Expect the independent auditors to provide the audit committee with:

          - Independent judgments about the appropriateness of the Company's current or proposed accounting principles and whether current or proposed financial disclosures are clear.

          - Views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition and whether these accounting principles are commonly used.

          - Reasons why accounting principles and disclosure practices used for new transactions or events are appropriate.

          - Reasons for accepting or questioning significant estimates made by management.

          - Views on how selected accounting principles and disclosure practices affect shareholder and public attitudes about the Company.

     * Actions taken on the Board's behalf that require Board notification but not Board approval:

          - Review and approve the scope of the Company's audit and that of its subsidiaries as recommended by the independent auditors and the president.

          - Review and approve the scope of the Company's annual profit and pension trust audits.

          - Answer questions raised by shareholders during an annual shareholders' meeting on matters relating to the Committee's activities if asked to do so by the Board of Director's committee.

          - Ask the president to have the internal audit staff study a particular area of interest or concern to the audit committee.

     * Matters requiring the Committee's review and study before making a recommendation for the Board of Directors' action:

          -    Appointment of the independent auditors.

          -    Implementation of major accounting policy changes.

          - SEC registration statements to be signed by the Board of Directors.

          - The auditors' reports and financial statements prior to publication in the annual report.

     * Matters requiring the Committee's review and study before providing summary information to the Board of Directors:

          - Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board (FASB), the Securities and Exchange Commission (SEC), and the American Institute of Certified Public Accountants (AICPA), or by comparable bodies outside the U.S.

          - The independent auditors' assessment of the strengths and weaknesses of the Company's financial staff, systems, controls, and other factors that might be relevant to the integrity of the financial statements.

          - Quarterly financial statements review before earnings release or publication.

          - Administration of the Company's "conflict of interest" policy.

          - The performance of management and operating personnel under the Company's code of ethics.

          -    Gaps and exposures in insurance programs.

          - Reports about the Company or its subsidiaries submitted by agencies of governments in countries in which the Company or its subsidiaries operate.

          - Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC regulations and regulations of the NASD.

                               APPENDIX B

                        MARGATE INDUSTRIES, INC.
                             2001 STOCK PLAN
                             ---------------


          SECTION 1.  General Purpose of Plan; Definitions.
                      ------------------------------------

          The name of this plan is the Margate Industries, Inc. 2001 Stock Plan (the "Plan"). The purpose of the Plan is to enable Margate Industries, Inc. (the "Company") and its Subsidiaries to retain and attract executives, employees (whether full or part-time), consultants and non-employee directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

          For purposes of the Plan, the following terms shall be defined as set forth below:

          a.   "BOARD" means the Board of Directors of the Company.

          b. "CAUSE" means (i) a felony conviction of the participant or the failure of the participant to contest prosecution for a felony, (ii) the participant's willful misconduct or dishonesty in connection with his employment, (iii) the participant's breach of any proprietary information agreement, covenant not to compete, employment contract or similar agreement with the Company, or (iv) the participant's continued failure to perform his duties after written notice of such failure

          c. "CHANGE IN CONTROL" means: (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who are not shareholders of the Company immediately prior to such merger, consolidation or reorganization or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets. A transaction shall not constitute a Change in Control if its sole purpose is to create a holding company that will be owned in substantially the same proportions by persons who held the Company's securities immediately before such transaction.

          d.   "CODE" means the Internal Revenue Code of 1986, as amended.

          e. "COMMITTEE" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

          f. "COMPANY" means Margate Industries, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

          g. "CONSULTANT" means a person or entity who performs bona fide services for the Company, a Parent Corporation or a Subsidiary as a consultant, adviser or other independent contractor excluding employees and Non-Employee Directors.

          h. "DISABILITY" means permanent and total disability within the meaning of Section 22(e)(3) of the Code as determined by the Committee in its absolute discretion.

          I. "DISINTERESTED PERSON" shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

          j. "FAIR MARKET VALUE" means the value of the Stock on a given date as determined by the Committee in accordance with the Treasury Department regulations applicable to "incentive stock options" within the meaning of Section 422 of the Code.

          k. "INCENTIVE STOCK OPTION" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          l. "NONQUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Nonqualified Stock Option."

          m. "NON-EMPLOYEE DIRECTOR" means any member of the Board who is not an employee of the Company, any Parent Corporation or Subsidiary.

          n. "PARENT CORPORATION" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Stock Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          o. "REPORTING COMPANY" shall mean a company which has any class of equity security (other than an exempt security) registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

          p. "STOCK" means the Common Stock of the Company and any other securities of the Company which may hereafter become subject to Stock Options pursuant to Section 8.

          q. "STOCK APPRECIATION RIGHT" means the right pursuant to an award granted under Section 6 below to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and
               (ii) the aggregate exercise price of such Stock Option or such portion thereof.

          r. "STOCK OPTION" or "OPTION" means any option to purchase shares of Stock granted pursuant to Section 5 below.

          s. "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          SECTION 2.  Administration.
                      --------------

          The Plan shall be administered by the Board of Directors or by a Committee of not less than two directors, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board. At all times after the Company becomes a Reporting Company, all members of the Committee or Board of Directors (if no Committee has been appointed) must be Disinterested Persons.

          The Committee shall have the power and authority to grant Stock Options to eligible persons, pursuant to the terms of the Plan.

          In particular, the Committee shall have the authority:

               (i) to select the officers, other employees, Non-Employee Directors and Consultants of the Company to whom Stock Options may from time to time be granted hereunder;

               (ii) to determine whether and to what extent Incentive Stock
                    Options and Nonqualified Stock Options, or a combination of the foregoing, are to be granted hereunder;

              (iii) to determine the number of shares to be covered by each such award granted hereunder;

               (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option and/or the shares of Stock relating thereto) and to amend such terms and conditions (including, but not limited to, any amendment which accelerates the vesting of any award); and

               (v) subject to the provisions of the Plan to determine whether, to what extent, and under what circumstances, Stock Options may be exercised following termination of employment.

          The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate its authority to the President and/or the Chief Executive Officer of the Company for the purpose of selecting employees who are not officers or directors of the Company for purposes of clause (i) above.

          All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

          SECTION 3.  Stock Subject to Plan.
                      ---------------------

          The total number of shares of Stock reserved and available for distribution under the Plan shall be 200,000 shares, subject to increase or decrease as provided in Section 8. Such shares may consist, in whole or in part, of authorized and unissued shares and treasury shares, including shares which may become treasury shares as a result of purchases of outstanding shares which may be made from time to time by the Company. If any shares that have been optioned under this Plan cease to be subject to Options, are forfeited or such award otherwise terminates without Stock being issued or in the event that shares issued under the Plan are acquired by the Company pursuant to a right of repurchase or right of first refusal, such shares shall be available for distribution in connection with future awards under the Plan.

          SECTION 4.  Eligibility.
                      -----------

          Officers, employees, Non-Employee Directors and Consultants of the Company or its Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Option awards under the Plan; provided that only officers (who are employees) and other employees shall be eligible to receive Incentive Stock Options. The optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

          SECTION 5.  Stock Options.
                      -------------

          Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

          The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. No Stock Options shall be granted under the Plan on or after the tenth anniversary of the effective date of the Plan.

          The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options, or both types of options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Nonqualified Stock Option.

          Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Option as an Incentive Stock Option; provided the optionee consents in writing to the modification or amendment.

          Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

               (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 85% of the Fair Market Value of the Stock on the date of the grant of the Option. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of the Fair Market Value of the Stock on the date of the grant of the option. If a participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

               (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

               (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. Installment exercise restrictions may be based upon the lapse of time, the attainment of specified performance goals, or a combination of each. If the participant is not an officer, director or Consultant of the Company, the Options shall become exercisable at least as rapidly as 20% per year over the five year period commencing on the date of grant.

               (d) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law. If permitted in each case by the Committee, in its sole discretion, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee (based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. If the terms of an option so permit, or the Committee agrees, in its sole discretion, an optionee may elect to pay all or part of the option exercise price by having the Company withhold from the shares of Stock that would otherwise be issued upon exercise that number of shares of Stock having a Fair Market Value equal to the aggregate option exercise price for the shares with respect to which such election is made. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 10.

               (e) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

               No Option or interest therein may be transferred, assigned, pledged or hypothecated by a participant during the participant's lifetime, whether by operation of law or otherwise, or made subject to execution, attachment or similar process.

               (f) TERMINATION UPON DEATH. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee or by the heirs of the optionee under the laws of descent and distribution, for a period of one year (or such shorter period (not less than six months) as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of the option, whichever period is shorter.

               (g) TERMINATION BY REASON OF DISABILITY. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year (or such shorter period (not less than six months) as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter.

               (h) OTHER TERMINATION OF EMPLOYMENT. If an optionee's employment by the Company, any Subsidiary or Parent Corporation terminates for any reason other than death or Disability, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at such termination, but may not be exercised after 30 days after the date of such termination of employment (or such longer (not to exceed three months for Incentive Stock Options) period as the Committee shall determine at or after grant) or the expiration of the stated term of the option, whichever period is the shorter; provided, however, that if the optionee's employment is terminated for Cause, all rights under the Stock Option shall terminate and expire upon such termination unless the Committee elects to extend the exercise period (at any time at or after grant), provided that for Incentive Stock Options such extensions shall not go beyond the stated termination date of the Option or three months after the date of termination of employment, whichever is earlier.

               (i) CONDITION TO EXERCISE. Notwithstanding any other provision of the Plan, all Options shall be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of any Option or Stock subject to any Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body or the disclosure of material information about the Company, is necessary or desirable as a condition of, or in connection with, any Option or the issuance or purchase of Stock subject thereto, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or disclosure shall have been effected or obtained free of any condition not acceptable to the Committee. If because of the foregoing restrictions an Option cannot be exercised during any part of the 30-day period provided for under subparagraph (h) above after a termination of employment (other than as a result of death or Disability and other than for Cause), the period during which any Option held by the terminated employee may be exercised shall be extended by the amount of time during such 30-day period that the Option could not be exercised as a result of the restriction set forth above in this subparagraph; provided that in no event will Incentive Stock Options be exercisable after the stated termination date of the Option or three months after the date of termination of employment, whichever is earlier.

               (j) NON-EMPLOYEE OPTIONS. The Company shall have the right to grant Nonqualified Stock Options to Non-Employee Directors or Consultants. in which event references to termination of employment in the Plan shall refer to the termination of engagement of a Consultant or the resignation, death, disability, removal, refusal to serve or failure to re-elect a Non-Employee Director.

               (k) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value (determined as of the date the Option is granted) of the Common Stock with respect to which Incentive Stock Options (under this Plan and any other plan of the Company, any Subsidiary or Parent Corporation) are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

               (l) RESTRICTIONS ON TRANSFER OF SHARES. Any shares issued upon exercise of an Option may be made subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine and which are set forth in the Stock Option Agreement. In the case of a participant who is not an officer, director or Consultant of the Company, (i) any right to repurchase at the original exercise price must lapse at least as rapidly as 20% per year over a five year period commencing on the date the Option is granted, (ii) any repurchase right may be exercised only for cash or for cancellation of indebtedness incurred in purchasing the shares issued upon exercise of the Option, and (iii) any such right may only be exercised within 90 days after the later of the termination of the participant's service or the date the Option is exercised.

               (m) CHANGE IN CONTROL. If the Company is subject to a Change in Control as a result of its sale, transfer or other disposition of all or substantially all of its assets, the Company may, upon at least 15 days prior written notice to participants, elect to cancel all outstanding Options upon consummation of the sale, transfer or other disposition. If the Company is subject to a Change in Control involving a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation as provided in Section 8 and, if such agreement does not provide for the continuation of outstanding Options by the Company (if it is a surviving corporation), the assumption of the Plan and outstanding Options by the surviving corporation or its parent or the substitution by the surviving corporation or its parent of options with substantially the same terms, then all outstanding Options will terminate upon consummation of merger or consolidation. In the event of the termination of all outstanding Option in connection with a Change in Control, all outstanding Options shall be exercisable in full (without regard to any installment exercise provisions) for a period of at least 15 days prior to such termination, but in no event will any Option be exercisable after its stated term or after the period of time provided for following a termination of employment or service.


          SECTION 6.  Transfer; Leave of Absence. etc.
                      -------------------------------

          For purposes of the Plan, the following events shall not be deemed a termination of employment:

               (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

               (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety
(90) days (or such longer period as the Committee may approve, in its sole discretion; provided that the period of leave for Incentive Stock Options cannot exceed 90 days unless the optionee's right to return to work is guaranteed by law or agreement); provided that, in the case of any leave of absence, the employee returns to work on the day after the last day of such leave unless he is terminated earlier by the Company.

          SECTION 7.  Amendments and Termination.
                      --------------------------

          The Board may (a) amend, alter or discontinue the Plan, (b) modify, amend, extend or assume outstanding Options or accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price but no amendment, modification, extension, assumption, cancellation or discontinuation shall be made (except those specifically permitted under other provisions of this Plan) (i) which would impair the rights of an optionee or participant under a Stock Option theretofore granted or which would cause an optionee's or participant's existing Incentive Stock Option to no longer qualify as an Incentive Stock Option, without the optionee's or participant's consent, or (ii) which, without the approval of the shareholders of the Company, would cause the Plan to no longer comply with
(A) the rules promulgated by the Securities and Exchange Commission under authority granted in Section 16 of the Securities Exchange Act of 1934, as amended, if the Company is then a Reporting Company, (B) Section 422 of the Code or (C) any other statutory or regulatory requirements.

          SECTION 8.  Changes in the Company's Capital Structure.
                      ------------------------------------------

          The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or any other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          If the Company effects a stock split or reverse stock split, declares a dividend on its Common Stock payable in securities of the Company, otherwise effects a reclassification or recapitalization whereby the holders of its Common Stock receive other securities in exchange for or as a distribution on the Common Stock without the payment of any consideration therefor, or effects a merger where the Company is the surviving corporation and which provides for the continuation of outstanding Options, then (a) the number, class and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such manner as to entitle the optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class or classes of shares as he would have received had he exercised his Option in full immediately prior to the applicable date for the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of stock then reserved for ("Prior Shares") the number and class of shares of stock that would have been received by the holder of record of the Prior Shares as the result of the event requiring the adjustment.

          If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, outstanding Options shall be subject to the agreement of merger or consolidation which without the participant's consent may provide for: (i) the continuation of outstanding Options by the Company ( if it is the surviving corporation),
(ii) the assumption of the Plan and outstanding Options by the surviving corporation or its parent, (iii) the substitution by the surviving corporation or its parent of options with substantially the same terms for the outstanding Options or (iv) if a Change of Control is involved, the termination of outstanding Options in accordance with paragraph (m) of Section 5. If the agreement of merger or consolidation provides for the assumption of the Plan and outstanding Options by the surviving corporation or its parent, the assuming corporation shall be entitled to the benefit of and shall be assigned any right of repurchase, right of first refusal, market standoff or other restriction or agreement with respect to the stock issued or issuable upon exercise of Options.

          Except as specifically provided in this Section, (i) a participant shall have no rights by reason of the payment of any dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to any Option.

          SECTION 9.  Indemnification of the Board.
                      ----------------------------

          The Company will, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Option or Options granted hereunder by reason of the fact that such person is or was at any time a director of the Company or a member of the Committee against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding. This right of indemnification shall inure to the benefit of the heirs, executors and administrators of each such person and is in addition to all other rights to which such person may be entitled by virtue of the Bylaws of the Company or as a matter of law, contract or otherwise.

          SECTION 10.  General Provisions.
                       ------------------

               (a) The Committee may require each person receiving and exercising a Stock Option under the Plan to sign an investment letter at the time of receipt of the Stock Option and upon each exercise, which investment letter will be in the form approved by the Committee from time to time. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

               (b) Subject to paragraph (d) below, recipients of Options under the Plan are not required to make any payment or provide consideration in connection with the grant of an Option.

               (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval (if such approval is required); and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

               (d) Each participant shall, no later than the date as of which any part of the value of an award or exercise first becomes includible as compensation in the gross income of the participant for Federal state or local income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award or exercise. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and any Parent Corporation or Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award or purchase under the Plan, if the written terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award or purchase by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this
Section 10(d). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

               (e) The Committee may require in connection with the grant of a Stock Option that the participant agree that in connection with an underwritten registration of the offering of any securities of the Company under the Securities Act of 1933, as amended, that the participant will not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to any shares of Common Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date of the registration statement of the Company filed under Act as may be requested by the Company or the representative of the underwriters. The provision may further permit the Company to impose stock transfer orders and require the participant to escrow his shares in connection with such public offering at the request of the Company or representative of the underwriters and may require the participant to sign an underwriter's form of lock-up agreement.

               (f) The Company may hold in escrow any shares issued upon exercise of an Option as long as such shares are subject to any repurchase option, right of first refusal, market standoff or other restriction on their sale or transfer.

               (g) Each year, the Company shall furnish to holders of Options and participants who have received stock upon exercise of Options, its balance sheet and income statement (which need not be audited); provided that the Company need not provide its balance sheet or income statement to any person whose duties with the Company assure them of access to equivalent information.

               (h) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the internal laws of the State of Nevada without giving effect to the principles of conflict of laws.

          SECTION 13.  Effective Date of Plan.
                       ----------------------

          The Plan shall be effective on June 20, 2001 (the date of approval by the Board of Directors), but must be approved within one year after the effective date by a vote of the holders of a majority of the votes attributable to the capital stock of the Company present and entitled to vote at an Annual or Special Meeting of the Company's shareholders or by written consent of the holders of a majority of the votes attributable to all outstanding capital stock of the Company. The Plan shall expire (unless terminated earlier) ten years after the effective date. Awards may be granted under the Plan prior to shareholder approval, provided such awards are made subject to shareholder approval being obtained prior to the first anniversary of the effective date, and all such awards are rescinded if shareholder approval is not obtained prior to the first anniversary of the effective date.

PROXY                                                               PROXY
-----                                                               -----


                        MARGATE INDUSTRIES, INC.
                   SOLICITED BY THE BOARD OF DIRECTORS
   FOR THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD JUNE 20, 2001

The undersigned hereby constitutes and appoints William H. Hopton and if not available, David Widlak, the true and lawful attorney and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote all of the undersigned's shares of the $.015 par value common stock of Margate Industries, Inc., a Delaware corporation at the Annual Meeting of Shareholders to be held at 129 North Main Street, Yale, Michigan 48097 at 9:00 a.m. Eastern Daylight Time, on June 20, 2001, and any and all adjournments thereof, for the following purposes:

1.   The election of two (2) directors of the Company:


[ ]       FOR the nominees listed below (except as marked to the contrary):


[ ]       WITHHOLD AUTHORITY to vote for the nominee listed below:

                Class B Nominee
                Three Year Term
                ---------------

              Delbert W. Mullens
               David A. Widlak

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, CROSS OUT THE NOMINEE'S NAME ABOVE.)

2.   The approval of the Margate Industries, Inc 2001 Stock Plan:

[ ]       FOR

[ ]       AGAINST

[ ]       ABSTAIN

3. To transact such other business as properly may come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE.

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS
DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

                                The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders furnished therewith.

                                Dated: _______________________________, 2001

                                ___________________________________________


                                ___________________________________________
                                      Signature(s) of Shareholder(s)

                                Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MARGATE INDUSTRIES, INC. PLEASE SIGN AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.